UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 1, 2007


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                1-5721                        13-2615557
     (Commission File Number)       (IRS Employer Identification No.)

   315 PARK AVENUE SOUTH, NEW YORK, NEW YORK             10010
   (Address of Principal Executive Offices)            (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     The response to this Item is contained in the response to Item 2.01 below.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On June 1, 2007, BEI-RZT Corporation ("BEI-RZT"), an indirect wholly-owned subsidiary of Leucadia National Corporation (the "Company"), completed the acquisition of all of the issued and outstanding capital stock of ResortQuest International, Inc., a Delaware corporation, from Gaylord Hotels, Inc., pursuant to a stock purchase agreement entered into on June 1, 2007 between BEI-RZT, Gaylord Hotels, Inc., and Gaylord Entertainment Company (the "Agreement"). Prior to this transaction, ResortQuest International sold its Hawaiian subsidiaries; as a result, BEI-RZT only acquired the continental United States and Canadian subsidiaries of ResortQuest International, Inc., referred to as ResortQuest Mainland. ResortQuest Mainland is engaged in offering management services to vacation properties in beach and mountain resort locations in the continental U.S. and Canada, as well as in real estate brokerage services and other rental and property owner services.

     Pursuant to the terms of the Agreement, the contractual purchase price of $35,000,000 will be adjusted to reflect net working capital (as defined in the Agreement) at closing, and is payable in cash and an $8,000,000 10% four-year promissory note of BEI-RZT. At closing, estimated net negative working capital of $16,400,000 reduced the cash portion payable at closing by BEI-RZT to $10,600,000; this amount is subject to final adjustment once the actual closing date net working capital is determined. For accounting purposes, assuming no change to estimated net working capital, the aggregate purchase price was $18,600,000, excluding expenses.

     The Company is reporting this acquisition pursuant to Instruction 4 (ii) of
Item 2.01.

Item 9.01  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

              To be filed by amendment by August 17, 2007.

         (b)      Pro Forma Financial Information.

              To be filed by amendment by August 17, 2007.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 6, 2007

                                        LEUCADIA NATIONAL CORPORATION


                                        /s/ Joseph A. Orlando
                                        ----------------------------------
                                        Name:    Joseph A. Orlando
                                        Title:   Vice President and Chief
                                                 Financial Officer



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